2 Table of Contents Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Office Lease Summary Office Lease Expirations Retail Lease Summary Retail Lease Expirations Net Asset Value Component Data Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Properties Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income Forward Looking Statements Corporate Profile Highlights Summary Information Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Core Debt to Core EBITDA Debt Information Capitalization & Financial Ratios Property Portfolio Development Pipeline Acquisitions & Dispositions Construction Business Summary 19 20 21 22 23 24 25 26 30 31 33 9 10 11 12 13 14 16 17 18 3 4 5 6 7 8

3 Forward Looking Statements This Supplemental Information should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 9, 2017, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 9, 2017. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward- looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

Analyst Coverage 4 Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’?ara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’?ara Chief Financial Officer and Treasurer (757) 366-6684 mohara@armadahoffler.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Stifel, Nicolaus & Company, Inc. John Guinee (443) 224-1307 jwguinee@stifel.com Wunderlich Securities Craig Kucera (540) 277-3366 ckucera@wundernet.com

5 Highlights • Net income of $5.1 million, or $0.09 per diluted share, for the quarter ended December 31, 2016 compared to net income of $8.4 million, or $0.19 per diluted share, for the quarter ended December 31, 2015. Net income of $42.8 million, or $0.85 per diluted share, for the year ended December 31, 2016 compared to net income of $31.2 million, or $0.75 per diluted share, for the year ended December 31, 2015. • Normalized Funds From Operations (“FFO”) of $13.7 million, or $0.25 per diluted share, for the quarter ended December 31, 2016 compared to Normalized FFO of $10.6 million, or $0.24 per diluted share, for the quarter ended December 31, 2015. Normalized FFO of $50.9 million, or $1.01 per diluted share, for the year ended December 31, 2016 compared to Normalized FFO of $38.7 million, or $0.93 per diluted share, for the year ended December 31, 2015. • FFO of $14.7 million, or $0.27 per diluted share, for the quarter ended December 31, 2016 compared to FFO of $9.6 million, or $0.22 per diluted share, for the quarter ended December 31, 2015. FFO of $48.0 million, or $0.96 per diluted share, for the year ended December 31, 2016 compared to FFO of $35.9 million, or $0.87 per diluted share, for the year ended December 31, 2015. • Introduced 2017 full-year Normalized FFO guidance in the range of $0.99 to $1.03 per diluted share, as illustrated in a presentation that was distributed this morning and can be found on the Company's website at www.ArmadaHoffler.com. The Company's executive management will provide further details regarding its 2017 earnings guidance during today's webcast and conference call. • Announced that its Board of Directors declared a cash dividend of $0.19 per common share for the first quarter of 2017, representing a 5.6% increase over the prior quarter’s cash dividend and the third increase in three years totaling approximately 19% dividend growth. • Same Store Net Operating Income (“NOI”) increased for the tenth consecutive quarter. • Core operating property portfolio occupancy at 94.3% compared to 95.3% as of December 31, 2015. The decrease in occupancy is primarily due to existing tenants within Town Center expanding and relocating to our 4525 Main Street tower, which is a non-core office property. • Agreed to develop, build and own a 100,000 square foot office tower anchored by Newport News Shipbuilding, a division of Huntington Ingalls Industries (NYSE:HII), as part of an ongoing public-private partnership with the City of Newport News on the Brooks Crossing development project. • Closed on the acquisition of Columbus Village II, a 92,000 square foot retail and entertainment center adjacent to the Town Center of Virginia Beach, Virginia. Combined with Columbus Village I, which was acquired in 2015, the resulting contiguous 12 acres are a prime target for redevelopment and ultimate integration into the dynamic Town Center environment. • Closed on the acquisition of Renaissance Square, an 80,000 square foot Harris Teeter-anchored retail center located in the greater Charlotte area of North Carolina. • Added to the MSCI U.S REIT Index (RMZ) effective as of the close of the market on November 30, 2016.

Summary Information

$ in thousands, except per share data

	Three months ended				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
OPERATIONAL METRICS					
Net income	$5,145	$7,946	$3,131	$26,533	$8,443
Net income per diluted share	**$0.09**	**$0.15**	**$0.06**	**$0.57**	**$0.19**
Rental properties Net Operating Income (NOI)	18,304	17,115	16,798	15,605	14,713
General contracting and real estate services gross profit	1,436	1,278	1,175	1,766	1,106
Adjusted EBITDA (1)	18,097	16,720	16,077	14,406	12,903
Funds From Operations (FFO)	14,744	13,078	11,720	8,438	9,618
FFO per diluted share	**$0.27**	**$0.25**	**$0.24**	**$0.18**	**$0.22**
Normalized FFO	13,669	13,156	12,530	11,566	10,614
Normalized FFO per diluted share	**$0.25**	**$0.26**	**$0.26**	**$0.25**	**$0.24**
Annualized dividend yield	4.94%	5.37%	5.24%	6.40%	6.49%
CAPITALIZATION					
Total common shares outstanding	37,491	34,256	32,825	31,095	30,076
Operating Partnership ("OP") units outstanding	17,793	17,793	17,597	16,027	16,027
Common shares and OP units outstanding	55,284	52,049	50,422	47,122	46,103
Market price per common share	$14.57	$13.40	$13.74	$11.25	$10.48
Equity market capitalization (2)	$805,488	$697,457	$692,798	$530,123	$483,159
Total debt (3)	527,082	519,209	512,702	471,876	382,013
Total market capitalization	1,332,570	1,216,666	1,205,500	1,001,999	865,172
Less: cash	(25,193)	(27,361)	(23,142)	(22,505)	(29,813)
Total enterprise value	$1,307,377	$1,189,305	$1,182,358	$979,494	$835,359
BALANCE SHEET METRICS					
Core Debt/enterprise value	31.7%	34.3%	35.4%	40.1%	37.0%
Fixed charge coverage ratio	3.3x	3.4x	3.3x	3.1x	3.1x
Core Debt/Annualized Core EBITDA	6.3x	6.4x	6.7x	6.9x	6.1x
CORE PORTFOLIO OCCUPANCY					
Office (4)	89.9%	96.4%	94.6%	95.0%	95.8%
Retail (4)	95.8%	96.4%	96.0%	95.1%	95.5%
Multifamily (5)	94.3%	95.8%	94.3%	93.5%	94.2%
Weighted Average (6)	94.3%	96.2%	95.3%	94.7%	95.3%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

ARMADA HOFFLER PROPERTIES

6

7 Summary Balance Sheet $ in thousands 12/31/2016 12/31/2015 Assets (Unaudited) Real estate investments: Income producing property $894,078 $579,000 Held for development 680 1,180 Construction in progress 13,529 53,411 Accumulated depreciation (139,553) (125,380) Net real estate investments 768,734 508,211 Real estate investments held for sale - 40,232 Cash and cash equivalents 21,942 26,989 Restricted cash 3,251 2,824 Accounts receivable, net 15,052 21,982 Notes receivable 59,546 7,825 Construction receivables, including retentions 39,433 36,535 Costs and estimated earnings in excess of bil l ings 110 88 Equity method investments 10,235 1,411 Other assets 64,165 43,450 Total Assets $982,468 $689,547 Liabilities and Equity Indebtedness, net $522,180 $377,593 Accounts payable and accrued liabilities 10,804 6,472 Construction payables, including retentions 51,130 52,067 Bil l ings in excess of costs and estimated earnings 10,167 2,224 Other l iabilities 39,209 25,471 Total Liabilities 633,490 463,827 Total Equity 348,978 225,720 Total Liabilities and Equity $982,468 $689,547 As of

8 Summary Income Statement Amounts in thousands, except per share data Three months ended Year Ended 12/31/2016 12/31/2015 12/31/2016 12/31/2015 Revenues (Unaudited) (Unaudited) Rental revenues $26,516 $21,771 $99,355 $81,172 General contracting and real estate services 50,475 41,309 159,030 171,268 Total Revenues 76,991 63,080 258,385 252,440 Expenses Rental expenses 5,670 4,948 21,904 19,204 Real estate taxes 2,542 2,110 9,629 7,782 General contracting and real estate services 49,039 40,203 153,375 165,344 Depreciation and amortization 9,692 6,162 35,328 23,153 General and administrative 2,688 2,100 9,552 8,397 Acquisition, development & other pursuit costs 77 885 1,563 1,935 Impairment charges 171 18 355 41 Total Expenses 69,879 56,426 231,706 225,856 Operating Income 7,112 6,654 26,679 26,584 Interest income 1,300 126 3,228 126 Interest expense (4,573) (3,411) (16,466) (13,333) Loss on extinguishment of debt - (102) (82) (512) Gain on real estate dispositions 93 4,987 30,533 18,394 Change in fair value of interest rate derivatives 1,323 9 (941) (229) Other income (loss) (7) 63 147 119 Income before taxes 5,248 8,326 43,098 31,149 I come tax benefit (provision) (103) 117 (343) 34 Net Income $5,145 $8,443 $42,755 $31,183 Per Diluted Share $0.09 $0.19 $0.85 $0.75 Weighted Average Shares-Diluted 54,258 43,438 50,224 41,383

FFO, Normalized FFO & Adjusted FFO(1)

$ in thousands, except per share data

	Three months ended				Year Ended December 31,	
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	2016	2015
Funds From Operations		(Unaudited)			(Unaudited)	
Net income	**$5,145**	**$7,946**	**$3,131**	**$26,533**	$42,755	$31,183
Earnings per diluted share	$0.09	$0.15	$0.06	$0.57	$0.85	$0.75
Depreciation and amortization	9,692	8,885	8,602	8,149	35,328	23,153
Gain on disposition of operating real estate(2)	(93)	(3,753)	(13)	(26,244)	(30,103)	(18,394)
FFO	**$14,744**	**$13,078**	**11,720**	**$8,438**	**$47,980**	**$35,942**
FFO per diluted share	$0.27	$0.25	$0.24	$0.18	$0.96	$0.87
Normalized FFO						
Acquisition, development & other pursuit costs	77	345	437	704	1,563	1,935
Loss on extinguishment of debt	-	82	-	-	82	512
Impairment charges	171	149	-	35	355	41
Change in fair value of interest rate derivatives	(1,323)	(498)	373	2,389	941	229
Normalized FFO	**$13,669**	**$13,156**	**$12,530**	**$11,566**	**$50,921**	**$38,659**
Normalized FFO per diluted share	$0.25	$0.26	$0.26	$0.25	$1.01	$0.93
Adjusted FFO						
Non-cash stock compensation	218	212	215	437	1,082	931
Acquisition, development & other pursuit costs	(77)	(345)	(437)	(704)	(1,563)	(1,935)
Tenant improvements, leasing commissions(3)	(507)	(233)	(1,365)	(287)	(2,392)	(2,741)
Property related capital expenditures	(434)	(514)	(603)	(390)	(1,941)	(1,718)
Non-cash interest expense	293	219	277	191	980	1,006
Net effect of straight-line rents	(246)	(158)	(194)	(122)	(720)	(1,634)
Amortization of leasing incentives & above (below) market rents	(24)	116	(183)	6	(85)	738
Government development grants	-	-	-	-	-	300
AFFO	**$12,892**	**$12,453**	**$10,240**	**$10,697**	**$46,282**	**$33,606**
Weighted Average Common Shares Outstanding	36,465	33,792	31,736	30,191	33,057	26,006
Weighted Average Operating Partnership ("OP") Units Outstanding	17,793	17,720	17,113	16,027	17,167	15,377
Total Weighted Average Common Shares and OP Units Outstanding	54,258	51,512	48,849	46,218	50,224	41,383

ARMADA HOFFLER PROPERTIES

(1) See definitions on pages 27-28
(2) Excludes gain on non-operating real estate of $430K for the three months ended 3/31/2016 and year ended 12/31/16
(3) Excludes first generation rental space

9

Outstanding Debt

$ in thousands

Debt	Stated Rate	Effective Rate as of 12/31/2016	Maturity Date	Debt Maturities & Principal Payments 2017	2018	2019	2020	2021	Thereafter	Amount Outstanding as of 12/31/2016
Secured Notes Payable - Core Debt										
North Point Note 5	L+2.00%	3.57% (1)	2/1/2017	$643						$643
Harrisonburg Regal	6.06%	6.06%	6/8/2017	3,256						3,256
Commonwealth of Virginia - Chesapeake	L+1.90%	2.67%	8/28/2017	4,933						4,933
Hanbury Village	6.67%	6.67%	10/11/2017	20,709						20,709
Sandbridge Commons	L+1.85%	2.62%	1/17/2018	247	9,129					9,376
Columbus Village Note 1	L+2.00%	3.05% (1)	4/5/2018	178	6,080					6,258
Columbus Village Note 2	L+2.00%	2.77%	4/5/2018	48	2,218					2,266
North Point Center Note 1	6.45%	6.45%	2/5/2019	205	219	9,352				9,776
Southgate Square	L+2.00%	2.77%	4/29/2021	391	539	561	584	19,075		21,150
249 Central Park Retail	L+1.95%	2.72%	8/8/2021	229	229	243	258	16,117		17,076
South Retail	L+1.95%	2.72%	8/8/2021	100	101	107	113	7,072		7,493
Fountain Plaza Retail	L+1.95%	2.72%	8/8/2021	137	138	147	156	9,703		10,281
Encore Apartments	3.25%	3.25%	9/10/2021			124	504	24,338		24,966
Socastee Commons	4.57%	4.57%	1/6/2023	94	100	105	109	115	4,343	4,866
North Point Center Note 2	7.25%	7.25%	9/15/2025	106	113	121	130	140	1,954	2,564
Smith's Landing	4.05%	4.05%	6/1/2035	754	791	824	858	890	16,394	20,511
Liberty Apartments	5.66%	5.66%	11/1/2043	326	344	364	385	415	18,171	20,005
The Cosmopolitan	3.75%	3.75%	7/1/2051	660	686	712	739	767	42,320	45,884
Total - Secured Core Debt				$33,016	$20,687	$12,660	$3,836	$78,632	$83,182	$232,013
Secured Notes Payable - Development Pipeline										
4525 Main Street	3.25%	3.25%	9/10/2021			158	646	31,230		32,034
Lightfoot Marketplace	L+1.90%	2.67%	11/14/2017	12,194						12,194
Johns Hopkins Village	L+1.90%	2.67%	7/30/2018		43,841					43,841
Total - Development Pipeline				12,194	43,841	158	646	31,230	-	88,069
Total Secured Notes Payable				$45,210	$64,528	$12,818	$4,482	$109,862	$83,182	$320,082
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	2.32%	2/20/2019			107,000				107,000
Senior unsecured term loan	L+1.35% - 1.95%	2.27%	2/20/2020				50,000			50,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% (1)	2/20/2020				50,000			50,000
Total - Unsecured Core Debt				-	-	107,000	100,000	-	-	207,000
Total Notes Payable excluding GAAP Adjustments				$45,210	$64,528	$119,818	$104,482	$109,862	$83,182	$527,082
Weighted Average Interest Rate				4.9%	2.8%	2.7%	2.9%	3.0%	4.4%	3.3%
Balloon Payments				41,432	60,873	116,333	100,000	106,274	5,567	430,479
Principal amortization				3,778	3,655	3,485	4,482	3,588	77,615	96,603
Total Consolidated Debt				$45,210	$64,528	$119,818	$104,482	$109,862	$83,182	$527,082
Fixed-rate Debt (2)				26,931	8,333	11,760	53,371	57,895	83,182	241,472
Variable-rate Debt (3)				18,279	56,195	108,058	51,111	51,967	-	285,610
Total Consolidated Debt				$45,210	$64,528	$119,818	$104,482	$109,862	83,182	$527,082
GAAP Adjustments										(4,902)
Total Notes Payable										$522,180

30 Day LIBOR as of 12/31/2016	0.772%

ARMADA HOFFLER PROPERTIES

(1) Subject to an interest rate swap lock.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes debt subject to interest rate swap locks.

10

Core Debt to Core EBITDA[1]

$ in thousands

	Three months ended				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Income	$5,145	$7,946	$3,131	$26,533	$8,443
Excluding:					
Interest expense	4,573	4,124	3,978	3,791	3,411
Income tax	103	16	6	218	(117)
Depreciation and amortization	9,692	8,885	8,602	8,149	6,162
Gain on real estate dispositions	(93)	(3,753)	(13)	(26,674)	(4,987)
Change in fair value of interest rate derivatives	(1,323)	(498)	373	2,389	(9)
Adjusted EBITDA	$18,097	$16,720	$16,077	$14,406	$12,903
Other adjustments:					
Loss on extinguishment of debt	-	82	-	-	102
Non-cash stock compensation	218	212	215	437	176
Development Pipeline	(1,917)	(1,058)	(719)	(620)	(606)
Total Other Adjustments	(1,699)	(764)	(504)	(183)	(328)
Core EBITDA	$16,398	$15,956	$15,573	$14,223	$12,575
Total Debt[2]	$527,082	$519,209	$512,702	$471,876	$382,013
Adjustments to Debt:					
(Less) Development Pipeline[2]	(88,069)	(84,321)	(71,035)	(56,592)	(43,340)
(Less) Cash & restricted cash	(25,193)	(27,361)	(23,142)	(22,505)	(29,813)
Core Debt	$413,820	$407,527	$418,525	$392,779	$308,860
Core Debt/Annualized Core EBITDA	**6.3x**	**6.4x**	**6.7x**	**6.9x**	**6.1x**

ARMADA HOFFLER PROPERTIES

(1) See definitions on page 29
(2) Excludes GAAP Adjustments

11

12 Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. Fixed-rate& Hedged Debt 97% Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 39.3% 2.6% 2.6 Yrs Secured Debt 60.7% 3.7% 10.0 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 54.2% 2.5% 2.6 Yrs Fixed-rate Debt(2)(3) 45.8% 4.2% 12.5 Yrs Fixed-rate and Hedged Debt(2)(3) 97.0% Total 3.3% 7.1 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount March 14, 2014 March 1, 2017 1.25% $50,000 October 26, 2015 October 15, 2017 1.25% 75,000 March 1, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 Total Interest Rate Caps at or Below 1.50% $270,000 Fixed-rate Debt (2)(3) 241,472 Fixed-rate and Hedged Debt $511,472 % of Total (3) 97.0% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 2022 and thereafter ($ In Th ou sa nd s) Debt turities & Principal Payments

13 Capitalization & Financial Ratios $ in thousands Capitalization as of December 31, 2016 Capital Structure as of December 31, 2016 Debt % of Total Carrying Value Unsecured Credit Facility 20% $107,000 Unsecured Term Loans 19% 100,000 Mortgages Payable 61% 320,082 Total Debt $527,082 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 68% 37,491 $14.57 $546,244 Common Units 32% 17,793 $14.57 259,244 Equity Market Capitalization 55,284 $805,488 Total Market Capitalization $1,332,570 Debt/Market Capitalization 39.6% Dividend Data Liquidity as of December 31, 2016 Trailing 12 Months Common Dividends and Distributions $33,843 Cash on Hand $25,193 AFFO $46,282 Availability under Credit Facility(1) 68,000 AFFO Payout Ratio 73.1% $93,193 Debt 40%Equity 60% (1) Credit Facility expanded to $275M following the close of the quarter

Property Portfolio

As of 12/31/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development Properties	Net Rentable Square Feet[1]	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties - Excluding Properties Subject to Ground Lease												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	91,366	-	91,366	89.8%	-	$2,376,820	$28.98
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	649,530	11.53
Bermuda Crossroads	Food Lion, OfficeMax	Chester, VA		100%	2001	111,566	-	111,566	93.1%	-	1,519,843	14.63
Broad Creek Shopping Center	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	227,659	-	227,659	99.3%	-	3,188,069	14.10
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	93.2%	-	1,267,990	11.82
Brooks Crossing	Various Small Shops	Newport News, VA		100%	2016	-	18,343	18,343	-	59.8%	151,380	13.80
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	-	66,594	93.5%	-	1,200,454	19.27
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	100.0%	-	1,575,991	17.12
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	848,540	44.26
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	125,015	39.35
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,231,340	11.92
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,736,216	16.83
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,022,629	28.44
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	90.7%	-	1,220,121	15.14
Greentree Shopping Center	Wawa	Chesapeake, VA		100%	2014	15,751	-	15,751	85.7%	-	285,941	21.17
Hanbury Village	Walgreens, Starbucks	Chesapeake, VA		32%	2006/2009	61,049	-	61,049	92.8%	-	1,355,478	23.92
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	55,394	-	55,394	65.9%	-	518,400	14.19
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		-	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Lightfoot Marketplace	Harris Teeter	Williamsburg, VA		-	2016	-	56,043	56,043	-	49.2%	601,665	21.80
North Hampton Market	PetSmart, Hobby Lobby, Dollar Tree	Taylors, SC		100%	2004	114,935	-	114,935	97.2%	-	1,397,423	12.51
North Point Center	Kroger, PetSmart, BB&B, Costco	Durham, NC		52%	1998/2009	215,690	-	215,690	99.3%	-	2,583,835	12.06
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	19,600	-	19,600	85.7%	-	252,280	15.02
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	95.2%	-	716,852	19.91
Patterson Place	BB&B, PetSmart	Durham, NC		100%	2004	160,942	-	160,942	96.8%	-	2,443,501	15.69
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,243,444	16.75
Providence Plaza	Edward Jones, Chipotle, Choate Const.	Charlotte, NC		100%	2007/2008	103,118	-	103,118	97.4%	-	2,564,010	25.52
Renaissance Square	Harris Teeter	Davidson, NC			2008	80,467	-	80,467	92.2%	-	1,281,142	17.26
Sandbridge Commons	Heartland Dental	Virginia Beach, VA		-	2015	16,129	-	16,129	100.0%	-	327,710	20.32
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	97.4%	-	633,672	11.36
South Retail	lululemon, free people	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	84.9%	-	879,870	26.89
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	107,812	-	107,812	100.0%	-	1,829,556	16.97
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	96.3%	-	2,812,549	13.27
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	93.1%	-	737,009	19.63
Stone House Square	Weis Markets	Hagerstown, MD		100%	2008	108,624	-	108,624	90.4%	-	1,567,631	15.96
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	375,632	32.40
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	100.0%	-	438,464	8.37
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	135,758	-	135,758	100.0%	-	1,955,629	14.41
Total / Weighted Avg Retail Portfolio				**69%**		**2,895,279**	**74,386**	**2,969,665**	**95.8%**	**51.9%**	**$45,599,181**	**$16.21**

(1) The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage.
(2) Occupancy for each of our retail properties is calculated as (a) square footage under executed leases as of December 31, 2016, divided by (b) net rentable square feet, expressed as a percentage.
(3) For the properties in our retail portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2016 (defined as cash base rents before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of December 31, 2016 . In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Excludes the square footage of land subject to ground leases.
(4) As of December 31, 2016, the Company occupied 8,995 square feet at this property at an ABR of $304,841, or $33.89 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.
(5) Includes $32,760 of ABR pursuant to a rooftop lease.

ARMADA HOFFLER
PROPERTIES

14

Property Portfolio - Continued

As of 12/31/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy [2]	Development Leased[2]	ABR [3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, West Elm	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	76.7%	$5,096,663	$27.93
Armada Hoffler Tower[4]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,242	-	324,242	96.9%	-	8,947,379	28.49
Commonwealth of VA - Chesapeake	Commonwealth of VA	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Commonwealth of VA	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
One Columbus	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	80.2%	-	2,582,506	24.90
Two Columbus	The Art Institute, Kimley-Horn	Virginia Beach, VA	✓	100%	2009	108,467	-	108,467	76.5%	-	2,176,255	26.24
Total / Weighted Average Office Portfolio				**71%**		**609,347**	**237,893**	**847,240**	**89.9%**	**76.7%**	**$19,693,788**	**$26.96**
Properties Subject to Ground Lease												
Bermuda Crossroads[5]	IHOP, O'Charley's	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[6]	7-Eleven, Ruby Tuesdays, Home Depot	Norfolk, VA		-	1997/2001	24,818	-	24,818	100.0%	-	607,081	24.46
Greentree Shopping Center	Wawa	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Hanbury Village[5]	Harris Teeter, Walgreens	Chesapeake, VA		-	2006/2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
Harper Hill Commons[5]	Harris Teeter	Winston-Salem, NC		100%	2004	41,520	-	41,520	100.0%	-	373,680	9.00
Lightfoot Marketplace[5]	Harris Teeter	Williamsburg, VA		-	2016	-	51,750	51,750	-	100.0%	660,771	12.77
North Point Center[5]	Home Depot, Costco	Durham, NC		15%	1998/2009	280,556	-	280,556	100.0%	-	1,083,666	3.86
Oakland Marketplace[5]	Kroger	Oakland, TN		100%	2004	45,000	-	45,000	100.0%	-	186,300	4.14
Sandbridge Commons[5]	Harris Teeter	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
South Square[5]	Chick-fil-A	Durham, NC		100%	1977/2005	1,778	-	1,778	100.0%	-	60,000	33.75
Stone House Square[5]	Capitol One Bank	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[6]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Total / Weighted Avg Retail Portfolio Subject to Ground Leases				**26%**		**571,143**	**51,750**	**622,893**	**100.0%**	**100.0%**	**$5,688,584**	**$9.13**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy [2]	Development Occupancy[2]	ABR [7]	ABR per Occupied RSF[8]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	94.4%	-	$4,130,448	$1.76
Johns Hopkins Village[9][10]	Baltimore, MD		-	2016	-	157	157	-	76.4%	5,916,960	2.78
Liberty Apartments[9]	Newport News, VA		-	2013	197	-	197	91.2%	-	2,263,236	1.42
Smith's Landing[10]	Blacksburg, VA		-	2009	284	-	284	98.9%	-	3,653,952	1.14
The Cosmopolitan [9]	Virginia Beach, VA	✓	-	2006	342	-	342	92.1%	-	6,013,536	1.65
Total / Weighted Avg Multifamily Portfolio			**-**		**1,109**	**157**	**1,266**	**94.3%**	**76.4%**	**$21,978,132**	**$1.70**

(1) The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our office properties is calculated as (a) square footage under executed leases as of December 31, 2016, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of December 31, 2016, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2016 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of December 31, 2016. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of December 31, 2016, the Company occupied 21,942 square feet at this property at an ABR of $688,788 or $30.48 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

(5) Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereon. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

(6) The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended December 31, 2016 by (b) 12.

(8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of December 31, 2016.

(9) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $212,000, $970,000, $1,159,000 from ground floor retail leases, respectively.

(10) The Company leases the land underlying this property pursuant to a ground lease.

ARMADA HOFFLER PROPERTIES

15

Development Pipeline

$ in thousands

Johns Hopkins Village



Lightfoot Marketplace



One City Center



Point Street Apts.



				Schedule[1]						
Development, Not Delivered	Property Type	Estimated[1]	% Leased	Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Harding Place Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	$45,000	$8,000	80%[3]	NA
Town Center Phase VI Virginia Beach, VA	Mixed-use	39,000 SF 130 Units	46%	4Q16	3Q18	3Q19	42,000	3,000	100%	Anchor tenants not yet announced
Brooks Crossing Newport News, VA	Office	100,000 sf	NA	3Q16	4Q18	4Q18	20,000	-	65%[3]	Huntington Ingalls Industries[4]
				Total Development, Not Delivered			107,000	11,000		
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	60%	3Q15	3Q16	4Q16	3,000	3,000	65%[3]	Misc. small shops
4525 Main Street Virginia Beach, VA	Office	239,000 sf	77%	1Q13	3Q14	2Q17	51,000	46,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	76%	1Q15	3Q16	3Q17	68,000	67,000	80%[3]	CVS
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	71%	3Q14	3Q16	2Q17	24,000	23,000	70%[3]	Harris Teeter, CHKD
				Total Development, Delivered Not Stabilized			146,000	139,000		
						Total	$253,000	$150,000		
Joint Ventures - Minority Partner							Project Cost	Equity Investment		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$36,000	$10,000	100%	Duke University AHH Equity requirement $10M
Mezzanine Investments							Purchase Option Price	Loan Balance		
Point Street Apartments Baltimore, MD	Multifamily	289 units	NA	1Q16	4Q17	1Q19	$92,000	$20,600	Option to purchase 88% upon completion	$23M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	NA	2Q16	3Q17	2Q19	102,000	39,000	Option to purchase 88% upon completion	$42M Mezzanine financing by AHH, earning 10% interest income
				Total Mezzanine Investment			$194,000	$59,600		

	Q4 2016	Year to Date
Capitalized Interest	$119	$1,046
Capitalized Overhead	$559	$1,704

ARMADA HOFFLER PROPERTIES

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Signed letter of intent

16

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock [2]	Cash Cap Rate	Purchase Date	% Leased as of 12/31/16	Anchor Tenants
Renaissance Square	Davidson, NC	80,468	$17,085	-	-	7.1%	4Q16	92%	Harris Teeter
Columbus Villiage II	Virginia Beach, VA	92,061	$26,200	-	$26,200	5.6%	4Q16	100%	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	$9,160	-	$2,475	7.8%	3Q16	93%	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	$38,585	-	$17,485	7.3%	2Q16	96%	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	$87,000	-	7.2%	1Q16	95%	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	$14,000	-	7.3%	3Q15	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	$3,600	-	7.3%	3Q15	97%	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	-	$14,025	6.4%	3Q15	94%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	$15,200	$4,155	7.4%	2Q15	98%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	-	$9,662	7.3%	3Q14	97%	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,031,226	$376,572	$119,800	$74,002	7.1%			

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	% Leased at closing	Anchor Tenants
Greentree Wawa	Chesapeake, VA	5,088	$4,600	$4,400	$3,396	5.0%	1Q17	100%	Wawa
Oyster Point	Newport News, VA	100,139	$6,500	-	$3,793	16.4% [3]	3Q16	82%	GSA
Non-Core Retail Portfolio	Various	174,758	$12,850	$12,600	($27)	7.1%	2Q16 - 3Q16	~85%	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	$78,000	$77,000	$26,674	7.9%	1Q16	99%	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	$10,000	$4,987	6.7%	4Q15	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	$17,600	$7,210	5.7%	2Q15	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	$15,200	$6,197	6.3%	1Q15	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	$7,400	$2,211	6.3%	4Q14	100%	Virginia Natural Gas
Total/Weighted Average		721,154sf/ 203 units	$191,925	$144,200	$54,441	7.3%			



(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 9/30/16, which would represent a 2.5% Cash Cap Rate

ARMADA HOFFLER PROPERTIES

17

18 Construction Business Summary $ in thousands Gross Profit Summary Q4 2016 Trailing 12 Months Revenue $50,475 $159,030 Expense (49,039) (153,375) Gross Profit $1,436 $5,655 (Unaudited) Location Total Contract Value Work in Place as of 12/31/2016 Backlog Estimated Date of Completion Highlighted Projects Four Seasons Condominium Expansion Baltimore, MD 72,385 50,146 22,239 2Q 2017 Point Street Apartments Baltimore, MD 72,100 23,392 48,708 1Q 2018 Annapolis Junction Annapolis Junction, MD 68,300 18,083 50,217 1Q 2018 Durham City Center Durham, NC 62,463 15,861 46,602 2Q 2018 27th Street Hotel Virginia Beach, VA 44,367 36,568 7,799 2Q 2017 Dinwiddie Dinwiddie, VA 24,042 1,000 23,042 2Q 2019 Sub Total $343,657 $145,050 $198,607 All Other Projects 322,623 303,512 19,111 Total $666,280 $448,562 $217,718

Same Store NOI by Segment

$ in thousands
(Reconciliation to GAAP located in appendix pg. 31)

	Three months ended				Year ended			
	12/31/2016	12/31/2015	$ Change	% Change	12/31/2016	12/31/2015	$ Change	% Change
Office[1]	(Unaudited)				(Unaudited)			
Revenue	$3,805	$3,896	($91)	-2.3%	$15,476	$15,565	($89)	-0.6%
Expenses	1,328	1,417	(89)	-6.3%	5,430	5,709	(279)	-4.9%
Net Operating Income	2,477	2,479	(2)	-0.1%	10,046	9,856	190	1.9%
Retail[1]								
Revenue	9,380	9,348	32	0.3%	26,316	25,984	332	1.3%
Expenses	2,526	2,540	(14)	-0.6%	7,579	7,485	94	1.3%
Net Operating Income	6,854	6,808	46	0.7%	18,737	18,499	238	1.3%
Multifamily[1]								
Revenue	4,840	4,735	105	2.2%	12,221	12,158	63	0.5%
Expenses	2,069	2,073	(4)	-0.2%	5,325	5,249	76	1.4%
Net Operating Income	2,771	2,662	109	4.1%	6,896	6,909	(13)	-0.2%
Same Store Net Operating Income (NOI)	$12,102	$11,949	$153	1.3%	$35,679	$35,264	$415	1.2%
Net effect of straight-line rents	125	63	62		539	338	201	
Amortization of lease incentives and above (below) market rents	117	118	(1)		516	514	2	
Same store portfolio NOI, cash basis	$12,344	$12,130	$214	1.8%	$36,734	$36,116	$618	1.7%
NOI, Cash Basis:								
Office	$2,611	$2,500	$111	4.4%	$10,130	$9,846	$284	2.9%
Retail	6,955	6,957	(2)	0.0%	19,659	19,257	402	2.1%
Multifamily	2,778	2,673	105	3.9%	6,945	7,013	(68)	-1.0%
	$12,344	$12,130	$214	1.8%	$36,734	$36,116	$618	1.7%
NOI:								
Office	$2,477	$2,479	($2)	-0.1%	$10,046	$9,856	$190	1.9%
Retail	6,854	6,808	46	0.7%	18,737	18,499	238	1.3%
Multifamily	2,771	2,662	109	4.1%	6,896	6,909	(13)	-0.2%
	$12,102	$11,949	$153	1.3%	$35,679	$35,264	$415	1.2%

(1) See page 30 for Same Store vs. Non – Same Store Properties

ARMADA HOFFLER PROPERTIES

19

Top 10 Tenants - Annualized Base Rent

$ in thousands
As of December 31, 2016

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Clark Nexsen	1	2029	$ 2,487	12.6%	2.7%
Williams Mullen	1	2018	1,524	7.7%	1.6%
Hampton University	2	2024	1,023	5.2%	1.1%
Commonwealth of Virginia	2	2030	891	4.5%	1.0%
Kimley-Horn	1	2027	859	4.4%	0.9%
Pender & Coward	1	2030	839	4.3%	0.9%
Troutman Sanders	2	2025	822	4.2%	0.9%
The Art Institute	3	2019	819	4.2%	0.9%
City of Va Beach Development Authority	1	2024	701	3.6%	0.8%
Cherry Bekaert	1	2022	698	3.5%	0.8%
Top 10 Total			$ 10,663	**54.2%**	**11.6%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Kroger/Harris Teeter	11	2027	$ 5,923	11.5%	6.4%
Home Depot	2	2019	2,190	4.3%	2.4%
Bed, Bath, & Beyond	4	2022	1,669	3.3%	1.8%
Regal Cinemas	2	2018	1,607	3.1%	1.7%
PetSmart	5	2020	1,398	2.7%	1.5%
Food Lion	3	2020	1,283	2.5%	1.4%
Dick's Sporting Goods	1	2020	840	1.6%	0.9%
Safeway	2	2021	821	1.6%	0.9%
Weis Markets	1	2028	802	1.6%	0.9%
Ross Dress for Less	2	2020	755	1.5%	0.8%
Top 10 Total			$ 17,288	**33.7%**	**18.7%**

ARMADA HOFFLER PROPERTIES

20

21 Office Lease Summary 21 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2016 1 22,950 1 777 $30.66 $26.58 15.3% $28.00 $29.75 -5.9% 10.00 $569,907 $24.83 Q3 2016 - - - - - - 0.0% - - 0.0% - - - Q2 2016 1 2,318 2 3,870 33.27 26.53 25.4% 30.00 28.41 5.6% 10.00 - - Q1 2016 2 6,445 - - 21.34 19.60 8.9% 21.10 20.38 3.5% 1.65 3,773 0.59 New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2016 - - - - - - Q3 2016 1 2,153 25.00 3.08 11,810 5.49 Q2 2016 1 1,806 25.00 5.00 63,579 35.20 Q1 2016 2 3,773 27.49 6.91 139,067 36.86 (1) Excludes new leases from properties in development

22 Office Lease Expirations 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Leased Square Feet % ABR of Office Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 116,693 13.8% -$ -$ -$ 2017 8 14,159 1.7% 437,004 2.2% 30.86 2018 16 137,023 16.2% 3,920,009 19.9% 28.61 2019 14 90,120 10.6% 2,259,108 11.5% 25.07 2020 3 17,840 2.1% 524,457 2.7% 29.40 2021 6 44,933 5.3% 1,186,952 6.0% 26.42 2022 3 48,117 5.7% 1,347,805 6.8% 28.01 2023 4 43,078 5.1% 1,087,325 5.5% 25.24 2024 3 60,751 7.2% 1,706,129 8.7% 28.08 2025 4 43,292 5.1% 1,218,282 6.2% 28.14 2026 3 15,168 1.8% 328,333 1.7% 21.65 2027 3 49,072 5.8% 1,395,219 7.1% 28.43 Thereafter 8 166,994 19.6% 4,283,165 21.7% 25.65 Total / Weighted Average 75 847,240 100.0% 19,693,788$ 100.0% $26.96 (1) Includes new leases from properties in development

23 Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2016 8 57,227 8 23,035 $16.81 $17.07 -1.5% $16.25 $17.13 -5.1% 6.50 $443,344 7.75$ Q3 2016 14 80,526 10 22,340 16.84 15.69 7.3% 16.36 15.80 3.5% 7.00 503,893 6.26 Q2 2016 25 98,300 14 33,111 18.28 17.32 5.5% 17.99 17.55 2.5% 6.36 234,929 2.39 Q1 2016 10 26,870 1 1,800 22.70 21.29 6.6% 22.21 21.78 1.9% 3.37 61,290 2.28 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2016 6 21,078 $13.25 8.39 $365,657 $17.35 Q3 2016 3 14,341 14.03 6.52 262,134 18.28 Q2 2016 4 5,560 21.24 7.31 162,432 29.21 Q1 2016 4 11,913 19.68 5.10 431,103 36.19

24 Retail Lease Expirations 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% - 100,000 200,000 300,000 400,000 500,000 600,000 Leased Square Feet % ABR of Retail Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 156,929 4.4% -$ -$ -$ M-T-M 5 7,342 0.2% 118,656 0.2% 16.16 2017 45 224,974 6.3% 3,645,108 7.1% 16.20 2018 73 331,094 9.2% 5,371,571 10.5% 16.22 2019 80 559,851 15.6% 8,515,948 16.6% 15.21 2020 60 507,658 14.1% 7,073,303 13.8% 13.93 2021 52 268,455 7.5% 4,965,436 9.7% 18.50 2022 27 262,149 7.3% 3,798,078 7.4% 14.49 2023 14 246,153 6.9% 3,077,764 6.0% 12.50 2024 16 165,318 4.6% 2,596,382 5.1% 15.71 2025 15 223,613 6.2% 2,259,666 4.4% 10.11 2026 19 154,386 4.3% 2,649,185 5.2% 17.16 2027 9 75,346 2.1% 1,732,069 3.4% 22.99 Thereafter 16 409,290 11.3% 5,484,599 10.6% 13.40 Total / Weighted Average 431 3,592,558 100.0% 51,287,765$ 100.0% $14.93 (1) Includes new leases from properties in development

25 Net Asset Value Component Data In thousands (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 12/31/2016 12/31/2016 12/31/2016 Diversified Portfolio General contracting and real estate services $5,655 Office $232 $928 Retail 8,963 35,852 Other Assets Multifamily 993 3,972 Other Assets As of 12/31/2016 Total Diversified Portfolio NOI $10,188 $40,752 Cash and Cash Equivalents $21,942 Restricted Cash 3,251 Virginia Beach Town Center Accounts Receivable 15,052 Office(1) $2,566 $10,264 Notes Receivable 59,546 Retail (1) 2,026 8,104 Construction receivables, including retentions 39,433 Multifamily 1,786 7,144 Equity method investments (Durham City Center JV) 10,235 Total Virginia Beach Town Center NOI $6,378 $25,512 Other Assets 64,275 Total Other Assets $213,734 Timing of mid-quarter transaction Acquisition $208 $832 Liabilities & Share Count Disposition - - As of 12/31/2016 Total timing Mid-Quarter transaction $208 $832 Liabilities Mortgages and notes payable $522,180 Stabilized Portfolio NOI - Cash Basis $16,774 $66,264 Accounts payable and accrued liabilities 10,804 Construction payables, including retentions 51,130 Development Pipeline Other Liabilities 49,376 12/31/2016 Total Liabilities $633,490 Income producing property $132,000 Construction in progress 12,000 Three months ended Other assets 6,000 Share Count 12/31/2016 Total cost to date (p. 16) $150,000 Weighted average common shares outstanding 36,465 Weighted average operating partnership ("OP") Units Outstanding 17,793 Land held for development 680 Total weighted average common shares and OP units outstanding 54,258

Appendix – Definitions & Reconciliations

27 Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

28 Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non- comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark-to- market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. 29

Same Store vs. Non-Same Store

	Three Months Ended 12/31/2016 to 2015		Year Ended 12/31/2016 to 2015	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe		X		X
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Brooks Crossing (Retail)		X		X
Broadmoor Plaza		X		X
Columbus Village	X			X
Columbus Village II		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X			X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons		X		X
Harrisonburg Regal	X		X	
Kroger Junction		X		X
North Hampton Market		X		X
North Point Center	X		X	
Oakland Marketplace		X		X
Parkway Marketplace	X		X	
Patterson Place		X		X
Perry Hall Marketplace	X			X
Providence Plaza	X			X
Renaissance Square		X		X
Sandbridge Commons	X			X
Retail Properties (Continued)				
Socastee Commons	X			X
South Retail	X		X	
South Square		X		X
Southgate Square		X		X
Southshore Shops		X		X
Stone House Square	X			X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons		X		X
Wendover Village		X		X
Willowbrook Commons		X		X
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake	X		X	
Commonwealth of VA - Virginia Beach	X		X	
Oceaneering		X		X
One Columbus	X		X	
Oyster Point		X		X
Richmond Tower		X		X
Sentara Williamsburg		X		X
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments	X			X
Liberty Apartments	X			X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Johns Hopkins Village		X		X

ARMADA HOFFLER PROPERTIES
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31 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 12/31 Year ended 12/31 2016 2015 2016 2015 Office Same Store(1) Rental revenues $3,805 $3,896 $15,476 $15,565 Property expenses 1,328 1,417 $5,430 5,709 NOI 2,477 2,479 $10,046 9,856 Non-Same Store NOI 652 2,764 $3,323 11,790 Segment NOI 3,129 $5,243 $13,369 $21,646 Retail Same Store(1) Rental revenues $9,380 $9,348 $26,316 $25,984 Property expenses 2,526 2,540 $7,579 7,485 NOI 6,854 6,808 $18,737 18,499 Non-Same Store NOI 4,434 - $23,263 4,722 Segment NOI $11,288 $6,808 $42,000 $23,221 Multifamily Same Store(1) Rental revenues $4,840 $4,735 $12,221 $12,158 Property expenses 2,069 2,073 $5,325 5,249 NOI 2,771 2,662 $6,896 6,909 Non-Same Store NOI 1,116 - $5,557 2,410 Segment NOI 3,887 2,662 $12,453 $9,319 Total Property Portfolio NOI $18,304 $14,713 $67,822 $54,186 (1) See page 30 for the Same Store vs. Non-Same Store properties

32 Reconciliation to Property NOI $ in thousands Three months ended 12/31/2016 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $232 $8,963 $993 $10,188 Net effect of straight-line rents 21 102 2 125 Amortization of lease incentives and (above) below market rents - 195 (13) 182 NOI $253 $9,260 $982 $10,495 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,566 $2,026 $1,786 $6,378 Net effect of straight-line rents (128) (4) 4 (128) Amortization of lease incentives and (above) below market rents (26) (51) - (77) Elimination of AHH rent (187) (81) - (268) NOI $2,225 $1,890 $1,790 $5,905 NOI Office Retail Multifamily Total Diversified Portfolio $253 $9,260 $982 $10,495 Town Center of Virginia Beach 2,225 1,890 1,790 5,905 Unstabilized Properties 651 138 1,115 1,904 Total Property Portfolio NOI $3,129 $11,288 $3,887 $18,304

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 12/31/2016					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 4,832	$ 15,026	$ 6,658	$ 26,516	$ 50,475	$ 76,991
Segment expenses	1,703	3,738	2,771	8,212	49,039	57,251
Net operating income	$ 3,129	$ 11,288	$ 3,887	$ 18,304	$ 1,436	$ 19,740
Depreciation and amortization						(9,692)
General and administrative expenses						(2,688)
Acquisition, development and other pursuit costs						(77)
Impairment charges						(171)
Interest income						1,300
Interest expense						(4,573)
Loss on extinguishment of debt						-
Gain on real estate dispositions						93
Change in fair value of interest rate derivatives						1,323
Other income						(7)
Income tax provision						(103)
Net income						$ 5,145

	Year ended 12/31/2016					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 20,929	$ 56,511	$ 21,915	$ 99,355	$ 159,030	$ 258,385
Segment expenses	7,560	14,511	9,462	31,533	153,375	184,908
Net operating income	$ 13,369	$ 42,000	$ 12,453	$ 67,822	$ 5,655	$ 73,477
Depreciation and amortization						(35,328)
General and administrative expenses						(9,552)
Acquisition, development and other pursuit costs						(1,563)
Impairment charges						(355)
Interest income						3,228
Interest expense						(16,466)
Loss on extinguishment of debt						(82)
Gain on real estate dispositions						30,533
Change in fair value of interest rate derivatives						(941)
Other income						147
Income tax provision						(343)
Net income						$ 42,755

ARMADA HOFFLER PROPERTIES

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